SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                JANUARY 24, 1997
                      -------------------------------------
                Date of Report (Date of earliest event reported)

                                  TELMED, INC.
                    ----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

DELAWARE                    0-20438                         65-0273037
--------                    -------                         ----------
(State or other             (Commission file               (IRS Employer
jurisdiction of              Number)                        Identification No.)
incorporation)

9350 S. DIXIE HIGHWAY, MIAMI, FLORIDA                                  33156
-------------------------------------                                --------
(Address of Principal Executive Offices)                             Zip Code

        Registrant's telephone number, including area code (305) 670-9773

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ITEM 2.           ACQUISITION OR DISPOSAL OF ASSETS

                  On January 24, 1997, Consul-Med, Inc., a Florida corporation ("Consul- Med"), a wholly-owned subsidiary of the Company, disposed of all of the issued and outstanding shares of Specialty Therapy Services, Inc., a Florida corporation ("Specialty"). Consul-Med sold its ownership in Specialty to Consolidated Medical Centers, Inc., a Florida corporation ("CMC"), for a purchase price of $500,000 plus up to an additional $250,000 based on certain performance criteria. Concurrent with the sale, CMC has retained Consul-Med of South Florida, Inc., a Florida corporation, another wholly-owned subsidiary of Consul-Med, to manage the certified outpatient rehabilitation facility owned by Specialty. Jeffrey I. Binder, who is Chairman of the Board of Directors of the Company and of Consul-Med, is also Chairman of the Board of Directors of CMC, a wholly-owned subsidiary of HP America, Inc., of which Mr. Binder is Chairman and Chief Executive Officer. The transaction was approved by the independent directors of Consul-Med and CMC, respectively.

ITEM 7.           EXHIBITS

(2) Purchase Agreement dated January 24, 1997 between Consolidated Medical Centers, Inc. and Consul-Med, Inc. Included in the Purchase Agreement but not attached to this Exhibit are
                  Schedule 4.3 (Financial Statements of Specialty), Schedule 4.9 (List of Contracts), Schedule 4.10 (List of Assets used in Specialty's Business), Schedule 4.13 (List of Employees),
                  Schedule 4.14 (Employee Benefit Plan), Schedule 4.16 (List and Description of Insurance Policies), Schedule 4.18 List of Bank

                  Accounts), Schedule 4.22 (Audits/Accountings Summary), and Exhibit A CORF Management Agreement (which is attached as Item 7.(10), below).

(10) CORF Management Agreement dated January 24, 1997 between Specialty Therapy Services, Inc. and Consul-Med of South Florida, Inc.
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 1997                         TELMED, INC.,
                                                  a Delaware corporation

                                                  By:   /S/ JEFFREY I. BINDER
                                                        ------------------------
                                                        Jeffrey I. Binder,
                                                        Chairman of the Board of
                                                        Directors


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                               INDEX TO EXHIBITS

                                                                SEQUENTIALLY
EXHIBIT                                                           NUMBERED
NUMBER     DESCRIPTION                                              PAGE
------     -----------                                              ----

  2        Purchase Agreement
 10        CORF Management Agreement